Sub-Item 77Q1(e)

                              AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT

     This Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Select Real Estate Income Fund, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to April 14, 2006 and entered into as of the effective dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement, and AIM. This Memorandum of Agreement also restates the Memorandum of Agreement previously in effect prior to April 14, 2006, and entered into as of the effective dates indicated on Exhibit "A" between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Sector Funds, AIM Stock Funds and AIM Treasurer's Series Trust, on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement and AIM.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

     1. Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities.

     2. Neither a Fund nor AIM may remove or amend the fee waivers to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Fund and AIM are unable to reach an agreement on the amount of the fee waiver to which the Fund and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and AIM agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM SELECT REAL ESTATE INCOME FUND
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS


                                        By: /s/ Philip A. Taylor
                                            ------------------------------
                                        Title: President


                                        AIM TREASURER'S SERIES TRUST
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST


                                        By: /s/ Karen Dunn Kelley
                                            ------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------
                                        Title: President

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                EFFECTIVE DATE     COMMITTED UNTIL*
---------                              ------------------   ----------------
AIM Advantage Health Sciences Fund      November 25, 2003
AIM Floating Rate Fund**                 April 14, 2006
AIM Multi-Sector Fund                   November 25, 2003
AIM Structured Core Fund                 March 31, 2006
AIM Structured Growth Fund               March 31, 2006
AIM Structured Value Fund                March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                                EFFECTIVE DATE     COMMITTED UNTIL*
---------                              ------------------   ----------------
AIM Capital Development Fund             June 21, 2000
AIM Charter Fund                         June 21, 2000
AIM Constellation Fund                   June 21, 2000
AIM Diversified Dividend Fund          December 28, 2001
AIM Large Cap Basic Value Fund           June 21, 2000
AIM Large Cap Growth Fund                June 21, 2000
AIM Select Basic Value Fund             August 29, 2002

                                 AIM FUNDS GROUP

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Basic Balanced Fund                September 28, 2001
AIM European Small Company Fund          August 30, 2000
AIM Global Value Fund                   December 27, 2000
AIM International Small Company Fund     August 30, 2000
AIM Mid Cap Basic Value Fund            December 27, 2001
AIM Select Equity Fund                    June 1, 2000
AIM Small Cap Equity Fund                August 30, 2000

                                AIM GROWTH SERIES

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Basic Value Fund                      June 5, 2000
AIM Global Equity Fund                  September 1, 2001
AIM Mid Cap Core Equity Fund            September 1, 2001
AIM Small Cap Growth Fund              September 11, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective April 14, 2004, AIM Floating Rate Fund, formerly the sole series of AIM Floating Rate Fund, was restructured as a series of AIM Counselor Series Trust.

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Asia Pacific Growth Fund              June 21, 2000
AIM European Growth Fund                  June 21, 2000
AIM Global Aggressive Growth Fund         June 21, 2000
AIM Global Growth Fund                    June 21, 2000
AIM International Growth Fund             June 21, 2000
AIM International Core Equity Fund      November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM China Fund                           March 31, 2006
AIM Developing Markets Fund             September 1, 2001
AIM Enhanced Short Bond Fund             March 31, 2006
AIM Global Health Care Fund             September 1, 2001
AIM International Bond Fund              March 31, 2006
AIM Japan Fund                           March 31, 2006
AIM Trimark Endeavor Fund               November 4, 2003
AIM Trimark Fund                        November 4, 2003
AIM Trimark Small Companies Fund        November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Global Real Estate Fund              April 29, 2005
AIM High Yield Fund                       June 1, 2000
AIM Income Fund                           June 1, 2000
AIM Intermediate Government Fund          June 1, 2000
AIM Limited Maturity Treasury Fund        June 1, 2000
AIM Money Market Fund                     June 1, 2000
AIM Municipal Bond Fund                   June 1, 2000
AIM Real Estate Fund                   September 11, 2000
AIM Short Term Bond Fund                 August 29, 2002
AIM Total Return Bond Fund              December 28, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM SECTOR FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Energy Fund                         November 25, 2003
AIM Financial Services Fund             November 25, 2003
AIM Gold & Precious Metals Fund         November 25, 2003
AIM Leisure Fund                        November 25, 2003
AIM Technology Fund                     November 25, 2003
AIM Utilities Fund                      November 25, 2003

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Select Real Estate Income Fund        May 31, 2002

                                 AIM STOCK FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Dynamics Fund                       November 25, 2003
AIM S&P 500 Index Fund                  November 25, 2003

                                 AIM SUMMIT FUND

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM Summit Fund                           July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM High Income Municipal Fund              June 1, 2000
AIM Tax-Exempt Cash Fund                    June 1, 2000
AIM Tax-Free Intermediate Fund              June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
Premier Portfolio                       November 25, 2003
Premier Tax-Exempt Portfolio            November 25, 2003
Premier U.S. Government Money           November 25, 2003
Portfolio

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          AIM VARIABLE INSURANCE FUNDS

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
AIM V.I. Aggressive Growth Fund            May 1, 2000
AIM V.I. Basic Balanced Fund               May 1, 2000
AIM V.I. Basic Value Fund              September 10, 2001
AIM V.I. Blue Chip Fund                    May 1, 2000
AIM V.I. Capital Appreciation Fund         May 1, 2000
AIM V.I. Capital Development Fund          May 1, 2000
AIM V.I. Core Equity Fund                  May 1, 2000
AIM V.I. Core Stock Fund                 April 30, 2004
AIM V.I. Demographic Trends Fund           May 1, 2000
AIM V.I. Diversified Income Fund           May 1, 2000
AIM V.I. Dynamics Fund                   April 30, 2004
AIM V.I. Financial Services Fund         April 30, 2004
AIM V.I. Global Health Care Fund         April 30, 2004
AIM V.I. Government Securities Fund        May 1, 2000
AIM V.I. Growth Fund                       May 1, 2000
AIM V.I. High Yield Fund                   May 1, 2000
AIM V.I. International Growth Fund         May 1, 2000
AIM V.I. Large Cap Growth Fund          September 1, 2003
AIM V.I. Leisure Fund                    April 30, 2004
AIM V.I. Mid Cap Core Equity Fund      September 10, 2001
AIM V.I. Money Market Fund                 May 1, 2000
AIM V.I. Premier Equity Fund               May 1, 2000
AIM V.I. Real Estate Fund                April 30, 2004
AIM V.I. Small Cap Equity Fund          September 1, 2003
AIM V.I. Small Company Growth Fund       April 30, 2004
AIM V.I. Technology Fund                 April 30, 2004
AIM V.I. Utilities Fund                  April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
Government & Agency Portfolio             June 1, 2000
Government TaxAdvantage Portfolio         June 1, 2000
Treasury Portfolio                        June 1, 2000
Liquid Assets Portfolio                   June 1, 2000
STIC Prime Portfolio                      June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                   ------------------   ----------------
Tax-Free Cash Reserve Portfolio           June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.